Supplement dated September 24, 2024 to the
Prospectus dated May 1, 2009 for your Variable Annuity, as supplemented
Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
through
Wilton Reassurance Life Co. of New York Separate Account A
RETIREMENT ACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.
This Supplement contains information about changes to the AST Core Fixed Income Portfolio available through your Annuity. If you would like another copy of the current Annuity Prospectus, please call us at (800) 457-8207.

AST Core Fixed Income Portfolio – Expense Change:
Effective on or about September 27, 2024, the expenses listed in the “Underlying Portfolio Annual Expenses” table in the “Summary of Contract Fees and Charges” section of the prospectus are restated as shown below.

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)

FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Core Fixed Income Portfolio	0.41%	0.02%	0.25%	0.00%	0.00%	0.00%	0.68%	0.00%	0.68%

AST Core Fixed Income Portfolio – Subadvisor Addition:
Effective on or about September 27, 2024, J.P. Morgan Investment Management, Inc will be added as a subadvisor. PGIM Fixed Income, a business unit of PGIM, Inc., PGIM Limited, Wellington Management Company LLP, Western Asset Management Company Limited, and Western Asset Management Company, LLC will remain as subadvisors.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Fund Prospectus, please call us at
1-800-457-8207.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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